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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 3, 2003

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19119 (Commission File Number)	23-2484489 (IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania (Address of Principal Executive Offices)		19380 (Zip Code)

        Registrant's telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        On November 3, 2003, Cephalon, Inc., a Delaware corporation ("Cephalon"), CIMA LABS INC., a Delaware corporation ("CIMA"), and C MergerCo, Inc., a Delaware corporation and wholly owned subsidiary of Cephalon ("C MergerCo"), entered into an Agreement and Plan of Merger dated as of November 3, 2003 (the "Merger Agreement"). Pursuant to the Merger Agreement, Cephalon will acquire CIMA through the merger of C MergerCo with and into CIMA, with CIMA surviving as a wholly-owned subsidiary of Cephalon (the "Merger"). In connection with the Merger, each outstanding share of CIMA common stock will be converted into the right to receive $34.00 per share in cash. Each outstanding option to purchase CIMA common stock, whether or not vested or exercisable, will be converted into the right to receive in cash an amount equal to $34.00 less the exercise price for such option. The completion of the Merger is subject to several conditions, including the approval of the Merger by the stockholders of CIMA and the expiration or termination of the applicable waiting period under the Hart-Scott-Roding Antitrust Improvements Act of 1976. The foregoing description of the Merger Agreement is qualified in its entirety by reference to Exhibit 2.1 attached hereto and incorporated herein by reference in this Current Report on Form 8-K.

        In connection with the Merger Agreement, CIMA entered into a second amendment (the "Rights Agreement Amendment") to its Amended and Restated Rights Agreement dated as of June 26, 2001 (the "Rights Agreement"). A copy of the amendment is attached as Exhibit 4.1 to the Current Report on Form 8-K of CIMA filed with the SEC on November 3, 2003, and a copy of the Rights Agreement is filed as Exhibit 1 to Amendment No. 1 to CIMA's Registration Statement on Form 8-A filed with the SEC on July 18, 2001. The foregoing descriptions of the Rights Agreement and the Rights Agreement Amendment are qualified in their entirety to the exhibits as filed by CIMA with the SEC.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired: Not applicable

  (b)
  Pro Forma Financial Information: Not applicable

  (c)
  Exhibits*

Number	Description
2.1	Agreement and Plan of Merger, dated as of November 3, 2003, by and between Cephalon, Inc., CIMA LABS INC., and C MergerCo., Inc.

*
In addition to the exhibit filed in response to Item 7 of this Report, Exhibit 99.1 is furnished in response to Item 9 of this Report.

ITEM 9.    REGULATION FD DISCLOSURE.

        On November 3, 2003, Cephalon and CIMA issued a joint press release announcing the execution of the Merger Agreement. The joint press release is furnished as Exhibit 99.1 to this Form 8-K. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference in any filing of Cephalon, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.
Date: November 3, 2003	By:	/s/ FRANK BALDINO, JR. Frank Baldino, Jr., Ph.D. Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of November 3, 2003, by and between Cephalon, Inc., CIMA LABS INC., and C MergerCo, Inc.
99.1	Press Release dated November 3, 2003: Cephalon, Inc. and CIMA LABS INC. Sign Definitive Merger Agreement

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SIGNATURES
EXHIBIT INDEX